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                                                                    EXHIBIT 23.1


INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in Registration Statements No. 33-24527, No. 33-65002, No. 33-65004, No. 33-58657, No. 333-04169, and No.
333-56593 of Quiksilver, Inc. on Form S-8 of our report, dated December 15, 1998, appearing in this Annual Report on Form 10-K of Quiksilver, Inc. for the year ended October 31, 1998.



DELOITTE & TOUCHE LLP

Costa Mesa, California
January 27, 1999